EXHIBIT 99.1

FOR IMMEDIATE RELEASE	NASDAQ: NSIT
INSIGHT ENTERPRISES, INC. REPORTS
SECOND QUARTER RESULTS
Strong quarter led by AI momentum driving growth in cloud, infrastructure and services;
Raising guidance for full year
CHANDLER, AZ – August 6, 2026 – Insight Enterprises, Inc. (NASDAQ: NSIT) (the “Company”) today reported financial results for the quarter ended June 30, 2026. Highlights include:

•Consolidated net sales increased 15% year over year
•Gross profit increased 18% year over year to $521.6 million and gross margin expanded 60 basis points to 21.7%
•Consolidated net earnings increased 65% year over year to $77.6 million
•Adjusted earnings before interest, tax, depreciation and amortization (“EBITDA”) increased 29% year over year to $190.4 million
•Diluted earnings per share of $2.57 increased 76% year over year
•Adjusted diluted earnings per share of $3.86 increased 44% year over year
•Cash flows used in operating activities were $12.2 million
In the second quarter of 2026, net sales increased 15%, year over year, to $2.4 billion, and gross profit increased 18%, year over year, to $521.6 million. Gross margin expanded 60 basis points compared to the second quarter of 2025 to 21.7%. Selling and administrative expenses increased 9%, year to year, while Adjusted selling and administrative expenses increased 12%, year to year. Earnings from operations of $131.0 million, or 5.5% of net sales, increased 51% compared to $86.5 million in the second quarter of 2025. Adjusted earnings from operations of $180.6 million, or 7.5% of net sales, increased 31% year over year compared to $138.0 million in the second quarter of 2025. Consolidated net earnings were $77.6 million, or 3.2% of net sales, in the second quarter of 2026, up 65% year over year compared to $46.9 million in the second quarter of 2025. Adjusted consolidated net earnings were $116.4 million, or 4.9% of net sales, in the second quarter of 2026, up 35% year over year compared to $86.0 million in the second quarter of 2025. Diluted earnings per share for the quarter was $2.57, up 76% year over year, and Adjusted diluted earnings per share was $3.86, up 44% year over year.

“I am pleased to report another strong quarter for Insight. Building on a strong first quarter, we delivered broad-based growth across our business and generated strong operating leverage, with strength in cloud, infrastructure, and services, driven by AI demand.” stated Jack Azagury, President and Chief Executive Officer. “This resulted in total gross profit growth of 18%, adjusted earnings from operations growth of 31%, and adjusted diluted earnings per share growth of 44%.” Azagury added.
KEY HIGHLIGHTS
Results for the Quarter:
•Consolidated net sales for the second quarter of 2026 of $2.4 billion increased 15%, year over year, when compared to the second quarter of 2025. Product net sales increased 13%, year over year, and services net sales increased 21%, year over year. Software product net sales decreased 6%, year to year, while hardware product net sales increased 21%, year over year.
•Net sales in North America increased 15%, year over year, to $1.9 billion;
◦Product net sales increased 14%, year over year, to $1.6 billion;
◦Services net sales increased 19%, year over year, to $368.2 million;
•Net sales in EMEA increased 8%, year over year, to $375.2 million; and
•Net sales in APAC increased 46%, year over year, to $85.6 million.
•Excluding the effects of fluctuating foreign currency exchange rates, consolidated net sales increased 14%, year over year, with increases in net sales in APAC, North America and EMEA of 36%, 15% and 6%, respectively, year over year.

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

•Consolidated gross profit increased 18% compared to the second quarter of 2025 to $521.6 million, with consolidated gross margin expanding 60 basis points to 21.7% of net sales. Product gross profit increased 5%, year over year, and services gross profit increased 27%, year over year. Cloud gross profit increased 39%, year over year, and Insight Core services gross profit increased 21%, year over year. By segment, gross profit:
•Increased 16% in North America, year over year, to $397.7 million (20.5% gross margin);
•Increased 13% in EMEA, year over year, to $93.4 million (24.9% gross margin); and
•Increased 67% in APAC, year over year, to $30.5 million (35.6% gross margin).
•Excluding the effects of fluctuating foreign currency exchange rates, consolidated gross profit increased 17%, year over year, with gross profit growth in APAC, North America and EMEA of 56%, 16% and 12%, respectively, year over year.
•Consolidated earnings from operations increased 51% compared to the second quarter of 2025 to $131.0 million, or 5.5% of net sales. By segment, earnings from operations:
•Increased 64% in North America, year over year, to $112.6 million, or 5.8% of net sales;
•Decreased 15% in EMEA, year to year, to $9.5 million, or 2.5% of net sales; and
•Increased 34% in APAC, year over year, to $8.9 million, or 10.4% of net sales.
•Excluding the effects of fluctuating foreign currency exchange rates, consolidated earnings from operations increased 50%, year over year, with increases in earnings from operations in North America and APAC of 64% and 28%, respectively, year over year, partially offset by a decrease in EMEA of 20% year to year.
•Adjusted earnings from operations increased 31% compared to the second quarter of 2025 to $180.6 million, or 7.5% of net sales. By segment, Adjusted earnings from operations:
•Increased 36% in North America, year over year, to $149.1 million, or 7.7% of net sales;
•Decreased 2% in EMEA, year to year, to $20.6 million, or 5.5% of net sales; and
•Increased 55% in APAC, year over year, to $11.0 million, or 12.8% of net sales.
•Excluding the effects of fluctuating foreign currency exchange rates, Adjusted consolidated earnings from operations increased 30%, with increases in Adjusted earnings from operations in APAC and North America of 48% and 36%, respectively, year over year, partially offset by a decrease in EMEA of 5% year to year.
•Consolidated net earnings and diluted earnings per share for the second quarter of 2026 were $77.6 million and $2.57, respectively, at an effective tax rate of 27.0%.
•Adjusted consolidated net earnings and Adjusted diluted earnings per share for the second quarter of 2026 were $116.4 million and $3.86, respectively. Excluding the effects of fluctuating foreign currency exchange rates, Adjusted diluted earnings per share increased 43%, year over year.
In discussing financial results for the three and six months ended June 30, 2026 and 2025 in this press release, the Company refers to certain financial measures that are adjusted from the financial results prepared in accordance with United States generally accepted accounting principles (“GAAP”). When referring to non-GAAP measures, the Company refers to them as “Adjusted.” See “Use of Non-GAAP Financial Measures” for additional information. A tabular reconciliation of financial measures prepared in accordance with GAAP to the non-GAAP financial measures is included at the end of this press release.
In some instances, the Company refers to changes in net sales, gross profit, earnings from operations and Adjusted earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates. In addition, the Company refers to changes in Adjusted diluted earnings per share on a consolidated basis excluding the effects of fluctuating foreign currency exchange rates. These are also considered to be non-GAAP measures. The Company believes providing this information excluding the effects of fluctuating foreign currency exchange rates provides valuable supplemental information to investors regarding its underlying business and results of operations, consistent with how the Company and its management evaluate the Company’s performance. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period. The performance measures excluding the effects of fluctuating foreign currency exchange rates should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.
The tax effect of Adjusted amounts referenced herein were computed using the statutory tax rate for the taxing jurisdictions in the operating segment in which the related expenses were recorded, adjusted for the effects of valuation allowances on net operating losses in certain jurisdictions.

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

GUIDANCE
For the full year 2026, we are raising our gross profit growth expectations to 8% to 10% and expect gross margin to be between 21.5% and 22.0%. We now expect our Adjusted diluted earnings per share to be between $12.20 and $12.70. This represents approximately 16% growth at the midpoint of $12.45 compared to our full year 2025 Adjusted diluted earnings per share of $10.75.
This outlook assumes:
•interest and other expenses of approximately $95 million;
•an effective tax rate of 25.5% to 26.5% for the full year;
•capital expenditures between approximately $20 million and $30 million;
•an average share count for the full year of approximately 30.0 million shares.
This outlook excludes acquisition-related intangibles amortization expense of approximately $83.4 million, excludes non-cash stock-based compensation expense and assumes no acquisition or integration related expenses, transformation or severance and restructuring expenses, net, no significant change in our debt instruments, and no significant change in the macroeconomic environment, whether due to tariffs or otherwise. Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings, diluted earnings per share and selling and administrative expenses, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings, diluted earnings per share and selling and administrative expenses. Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2026 forecast.
CONFERENCE CALL AND WEBCAST
The Company will host a conference call and live webcast today at 9:00 a.m. ET to discuss second quarter 2026 results of operations. A live webcast of the conference call (in listen-only mode) will be available on the Company’s web site at http://investor.insight.com/, and a replay of the webcast will be available on the Company’s web site for a limited time following the call. To access the live conference call, please register in advance using the event link on the Company's web site. Upon registering, participants will receive dial-in information via email, as well as a unique registrant ID, event passcode, and detailed instructions regarding how to join the call.
USE OF NON-GAAP FINANCIAL MEASURES
The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable. Transformation costs represent costs we are incurring to transform our business to help us achieve our strategic objectives including becoming a leading solutions integrator. The Company excludes these items when internally evaluating earnings from operations, tax expense, net earnings and diluted earnings per share for the Company and earnings from operations for each of the Company’s operating segments. Adjusted net earnings and Adjusted diluted earnings per share also exclude a net loss on revaluation of warrant settlement liabilities, as applicable. Adjusted diluted earnings per share also includes the impact of the benefit from the note hedge where the Company’s average stock price for the period was in excess of $68.32, which was the initial conversion price of our previously outstanding convertible senior notes (the “Convertible Notes”), which matured in February 2025, as applicable. Adjusted EBITDA excludes (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization of property and equipment, (iv) amortization of intangible assets, (v) severance and restructuring expenses, net, (vi) certain executive recruitment and hiring related expenses, (vii) transformation costs (viii) certain acquisition and integration related expenses, (ix) gains and losses from revaluation of acquisition related earnout liabilities, (x) gains and losses from the revaluation of warrant settlement liabilities, (xi) impairment losses on long lived real estate assets held for sale, (xii) stock-based compensation expense and (xiii) certain third-party data center service outage related expenses and recoveries, as applicable. Adjusted return on invested capital (“ROIC”) excludes (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) certain third-party data center service outage related expenses and recoveries, (vii) gains and losses from revaluation of acquisition related earnout liabilities, (viii) impairment losses on long lived real estate assets held for sale, (ix) stock-based compensation expense, and (x) the tax effects of each of these items, as applicable.
These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

FINANCIAL SUMMARY TABLE
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended June 30,			Six Months Ended June 30,
	2026	2025	change	2026	2025	change
Insight Enterprises, Inc.
Net sales:
Products	$1,885,609	$1,665,290	13%	$3,552,155	$3,373,090	5%
Services	$513,888	$426,192	21%	$975,328	$821,948	19%
Total net sales	$2,399,497	$2,091,482	15%	$4,527,483	$4,195,038	8%
Gross profit	$521,602	$442,327	18%	$983,753	$848,804	16%
Gross margin	21.7%	21.1%	60 bps	21.7%	20.2%	150 bps
Selling and administrative expenses	$384,575	$352,314	9%	$768,558	$691,487	11%
Severance and restructuring expenses, net	$5,795	$3,405	70%	$12,280	$10,431	18%
Acquisition and integration related expenses	$265	$76	> 100%	$266	$251	6%
Earnings from operations	$130,967	$86,532	51%	$202,649	$146,635	38%
Net earnings	$77,569	$46,932	65%	$107,578	$54,446	98%
Diluted earnings per share	$2.57	$1.46	76%	$3.53	$1.63	> 100%

Sales Mix			**			**
Hardware	60%	57%	21%	58%	56%	14%
Software	19%	23%	(6%)	20%	25%	(14%)
Services	21%	20%	21%	22%	19%	19%
	100%	100%	15%	100%	100%	8%

North America
Net sales:
Products	$1,570,451	$1,374,612	14%	$2,919,468	$2,777,639	5%
Services	$368,212	$309,692	19%	$702,000	$607,308	16%
Total net sales	$1,938,663	$1,684,304	15%	$3,621,468	$3,384,947	7%
Gross profit	$397,707	$341,692	16%	$751,033	$661,144	14%
Gross margin	20.5%	20.3%	20 bps	20.7%	19.5%	120 bps
Selling and administrative expenses	$282,948	$270,340	5%	$565,374	$535,721	6%
Severance and restructuring expenses, net	$2,048	$2,554	(20%)	$6,689	$5,665	18%
Acquisition and integration related expenses	$128	$76	68%	$189	$246	(23%)
Earnings from operations	$112,583	$68,722	64%	$178,781	$119,512	50%

Sales Mix			**			**
Hardware	67%	64%	20%	65%	61%	13%
Software	14%	18%	(8%)	16%	21%	(19%)
Services	19%	18%	19%	19%	18%	16%
	100%	100%	15%	100%	100%	7%

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

FINANCIAL SUMMARY TABLE (CONTINUED)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended June 30,			Six Months Ended June 30,
	2026	2025	change	2026	2025	change
EMEA
Net sales:
Products	$274,436	$260,330	5%	$556,391	$527,490	5%
Services	$100,758	$88,284	14%	$191,654	$163,952	17%
Total net sales	$375,194	$348,614	8%	$748,045	$691,442	8%
Gross profit	$93,426	$82,434	13%	$180,229	$154,361	17%
Gross margin	24.9%	23.6%	130 bps	24.1%	22.3%	180 bps
Selling and administrative expenses	$80,537	$70,475	14%	$159,001	$133,538	19%
Severance and restructuring expenses, net	$3,400	$803	> 100%	$5,150	$4,656	11%
Acquisition and integration related expenses	$—	$—	*	$(16)	$—	*
Earnings from operations	$9,489	$11,156	(15%)	$16,094	$16,167	*

Sales Mix			**			**
Hardware	34%	31%	20%	36%	34%	15%
Software	39%	44%	(5%)	38%	42%	(2%)
Services	27%	25%	14%	26%	24%	17%
	100%	100%	8%	100%	100%	8%

APAC
Net sales:
Products	$40,722	$30,348	34%	$76,296	$67,961	12%
Services	$44,918	$28,216	59%	$81,674	$50,688	61%
Total net sales	$85,640	$58,564	46%	$157,970	$118,649	33%
Gross profit	$30,469	$18,201	67%	$52,491	$33,299	58%
Gross margin	35.6%	31.1%	450 bps	33.2%	28.1%	510 bps
Selling and administrative expenses	$21,090	$11,499	83%	$44,183	$22,228	99%
Severance and restructuring expenses, net	$347	$48	> 100%	$441	$110	> 100%
Acquisition and integration related expenses	$137	$—	> 100%	$93	$5	> 100%
Earnings from operations	$8,895	$6,654	34%	$7,774	$10,956	(29%)

Sales Mix			**			**
Hardware	19%	15%	86%	18%	13%	94%
Software	29%	37%	13%	30%	44%	(11%)
Services	52%	48%	59%	52%	43%	61%
	100%	100%	46%	100%	100%	33%
*    Percentage change not considered meaningful
**    Change in sales mix represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of fluctuating foreign currency exchange rates

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

FORWARD-LOOKING INFORMATION

Certain statements in this release and the related conference call, webcast and presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including those related to the impact of inflation and higher interest rates, the Company’s future financial performance and results of operations, including gross profit, Adjusted diluted earnings per share, gross margin, and Adjusted selling and administrative expenses, as well as the Company’s other key performance indicators, the Company’s anticipated effective tax rate, interest and other expenses, capital expenditures, and expected average share count, the Company’s expectations regarding cash flow, the Company’s expectations regarding supply constraints, future trends in the IT market, the effects of tariffs and trade policies, and the Company’s business strategy and strategic initiatives, all of which are inherently subject to risks and uncertainties, and some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. There can be no assurances that the results discussed by the forward-looking statements will be achieved, and actual results may differ materially from those set forth in the forward-looking statements. Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements include, but are not limited to, the following, which are discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings with the SEC:
•actions of our competitors, including manufacturers and publishers of products we sell;
•our reliance on our partners for product availability, competitive products to sell and marketing funds and purchasing incentives, which can and do change significantly in the amounts made available and in the requirements year over year;
•our ability to keep pace with rapidly evolving technological advances including generative and agentic artificial intelligence (“AI”) and the evolving competitive marketplace;
•general economic conditions, economic uncertainties and changes in geopolitical conditions, including the possibility of a recession or a decline in market activity related to tariffs and trade policies, international conflicts including the war in Iran, or otherwise;
•changes in the IT industry and/or rapid changes in technology;
•our ability to provide high quality services to our clients;
•our reliance on independent shipping companies;
•the risks associated with our international operations including our expansion into the Middle East;
•supply constraints for products;
•natural disasters or other adverse occurrences, including public health issues such as pandemics or epidemics;
•disruptions in our IT systems and voice and data networks;
•cyberattacks, outages, or third-party breaches of data privacy as well as related breaches of government regulations;
•intellectual property infringement claims and challenges to our copyrights, patents, trademarks and trade names;
•potential liability and competitive risk based on the development, adoption, and use of generative and agentic AI;
•legal proceedings, client audits and failure to comply with laws and regulations;
•risks of termination, delays in payment, audits and investigations related to our public sector contracts;
•exposure to changes in, interpretations of, or enforcement trends related to tax rules and regulations;
•our potential to draw down a substantial amount of indebtedness;
•increased debt and interest expense and the possibility of decreased availability of funds under our financing facilities;
•possible significant fluctuations in our future operating results as well as seasonality and variability in client demands;
•potential contractual disputes or collection matters with our clients and third-party suppliers;
•our dependence on certain key personnel, our ability to attract, train and retain skilled teammates and our ability to manage the business during the transition of our new Chief Executive Officer;
•risks associated with the integration and operation of acquired businesses, including achievement of expected synergies and benefits; and
•future sales of the Company’s common stock or equity-linked securities in the public market could lower the market price for our common stock.

Additionally, there may be other risks that are otherwise described from time to time in the reports that the Company files with the SEC.  Any forward-looking statements in this release, the related conference call, webcast and presentation speak only as of the date on which they are made and should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others.  The Company assumes no obligation to update, and, except as may be

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

required by law, does not intend to update, any forward-looking statements.  The Company does not endorse any projections regarding future performance that may be made by third parties.

CONTACT:	JAMES MORGADO
CHIEF FINANCIAL OFFICER
TEL. 480.333.3251
EMAIL james.morgado@insight.com

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net sales:
Products	$1,885,609	$1,665,290	$3,552,155	$3,373,090
Services	513,888	426,192	975,328	821,948
Total net sales	2,399,497	2,091,482	4,527,483	4,195,038
Costs of goods sold:
Products	1,692,240	1,480,777	3,179,884	3,012,603
Services	185,655	168,378	363,846	333,631
Total costs of goods sold	1,877,895	1,649,155	3,543,730	3,346,234
Gross profit:
Products	193,369	184,513	372,271	360,487
Services	328,233	257,814	611,482	488,317
Gross profit	521,602	442,327	983,753	848,804
Operating expenses:
Selling and administrative expenses	384,575	352,314	768,558	691,487
Severance and restructuring expenses, net	5,795	3,405	12,280	10,431
Acquisition and integration related expenses	265	76	266	251
Earnings from operations	130,967	86,532	202,649	146,635
Non-operating expense (income):
Interest expense, net	24,409	22,352	48,042	37,977
Other (income) expense, net	248	13	(1,204)	25,482
Earnings before income taxes	106,310	64,167	155,811	83,176
Income tax expense	28,741	17,235	48,233	28,730
Net earnings	$77,569	$46,932	$107,578	$54,446

Net earnings per share:
Basic	$2.58	$1.48	$3.54	$1.71
Diluted	$2.57	$1.46	$3.53	$1.63

Shares used in per share calculations:
Basic	30,032	31,780	30,410	31,809
Diluted	30,174	32,121	30,515	33,402

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In THOUSANDS)
(UNAUDITED)

	June 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$363,482	$358,020
Accounts receivable, net	7,815,930	5,516,984
Inventories	247,889	160,648
Contract assets, net	58,589	65,745
Other current assets	309,554	260,990
Total current assets	8,795,444	6,362,387

Long-term contract assets, net	40,901	53,176
Property and equipment, net	186,314	188,449
Goodwill	1,166,420	1,169,734
Intangible assets, net	383,589	426,237
Long-term accounts receivable, net	699,011	763,923
Other assets	122,071	123,466
	$11,393,750	$9,087,372

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable – trade	$6,519,548	$4,263,796
Accounts payable – inventory financing facilities	266,636	225,035
Accrued expenses and other current liabilities	647,774	615,464
Current portion of long-term debt	—	8
Total current liabilities	7,433,958	5,104,303

Long-term debt	1,475,089	1,361,327
Deferred income taxes	70,477	70,715
Long-term accounts payable	619,579	715,494
Other liabilities	189,622	186,659
	9,788,725	7,438,498
Stockholders’ equity:
Preferred stock	—	—
Common stock	295	310
Additional paid-in capital	171,931	164,560
Retained earnings	1,486,649	1,520,404
Accumulated other comprehensive loss – foreign currency translation adjustments	(53,850)	(36,400)
Total stockholders’ equity	1,605,025	1,648,874
	$11,393,750	$9,087,372

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)
(UNAUDITED)

	Six Months Ended June 30,
	2026	2025
Cash flows from operating activities:
Net earnings	$107,578	$54,446
Adjustments to reconcile net earnings to net cash provided by (used in) operating activities:
Depreciation and amortization	57,333	51,711
Provision for losses on accounts receivable	9,386	2,269
Provision for losses on contract assets	(744)	3,926
Non-cash stock-based compensation	19,311	17,909
Net change on revaluation of earnout liabilities	25,570	15,364
Deferred income taxes	1,733	(13,689)
Net loss on revaluation of warrant settlement liabilities	—	25,069
Earnout payments in excess of acquisition date fair value	(1,071)	—
Impairment loss on long lived real estate asset	2,033	12,588
Amortization of debt issuance costs	1,708	2,344
Other adjustments	61	(843)
Changes in assets and liabilities:
Increase in accounts receivable	(2,393,734)	(1,128,707)
Increase in inventories	(90,534)	(23,243)
Decrease in contract assets	20,203	36,227
Decrease in long-term accounts receivable	62,276	103,073
Increase in other assets	(54,336)	(61,411)
Increase in accounts payable	2,329,960	950,439
Decrease in long-term accounts payable	(93,537)	(103,511)
Increase (decrease) in accrued expenses and other liabilities	16,944	(42,962)
Net cash provided by (used in) operating activities:	20,140	(99,001)
Cash flows from investing activities:
Proceeds from sale of assets	7,985	—
Purchases of property and equipment	(13,855)	(11,978)
Net cash used in investing activities:	(5,870)	(11,978)
Cash flows from financing activities:
Borrowings on ABL revolving credit facility	3,129,000	3,103,360
Repayments on ABL revolving credit facility	(3,008,787)	(2,322,961)
Warrants settlement	—	(221,968)
Repayment of principal on the Convertible Notes	—	(333,091)
Net borrowings under inventory financing facilities	42,559	2,077
Payment of debt issuance costs	(366)	—
Repurchases of common stock	(150,000)	(76,118)
Earnout and acquisition related payments	(5,456)	—
Other payments	(3,115)	(12,181)
Net cash provided by financing activities:	3,835	139,118
Foreign currency exchange effect on cash, cash equivalents and restricted cash balances	(12,321)	21,959
Increase in cash, cash equivalents and restricted cash	5,784	50,098
Cash, cash equivalents and restricted cash at beginning of period	360,776	261,467
Cash, cash equivalents and restricted cash at end of period	$366,560	$311,565

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Adjusted Consolidated Earnings from Operations:
GAAP consolidated EFO	$130,967	$86,532	$202,649	$146,635
Amortization of intangible assets	21,045	18,668	42,104	37,216
Change in fair value of earnout liabilities	286	164	25,579	15,364
Transformation costs	9,830	7,005	16,334	8,275
Impairment loss on a long lived real estate asset held for sale	664	12,588	2,033	12,588
Severance and restructuring expenses, net	5,795	3,405	12,280	10,431
Acquisition and integration related expenses	265	76	266	251
Stock-based compensation expense	11,114	9,062	19,311	17,909
Other*	665	525	1,223	555
Adjusted non-GAAP consolidated EFO	$180,631	$138,025	$321,779	$249,224

GAAP EFO as a percentage of net sales	5.5%	4.1%	4.5%	3.5%
Adjusted non-GAAP EFO as a percentage of net sales	7.5%	6.6%	7.1%	5.9%

Adjusted Consolidated Net Earnings:
GAAP consolidated net earnings	$77,569	$46,932	$107,578	$54,446
Amortization of intangible assets	21,045	18,668	42,104	37,216
Change in fair value of earnout liabilities	286	164	25,579	15,364
Net loss on revaluation of warrant settlement liabilities	—	—	—	25,069
Transformation costs	9,830	7,005	16,334	8,275
Impairment loss on a long lived real estate asset held for sale	664	12,588	2,033	12,588
Severance and restructuring expenses, net	5,795	3,405	12,280	10,431
Acquisition and integration related expenses	265	76	266	251
Stock-based compensation expense	11,114	9,062	19,311	17,909
Other*	665	525	1,223	555
Income taxes on non-GAAP adjustments	(10,833)	(12,381)	(21,384)	(20,936)
Adjusted non-GAAP consolidated net earnings	$116,400	$86,044	$205,324	$161,168

GAAP net earnings as a percentage of net sales	3.2%	2.2%	2.4%	1.3%
Adjusted non-GAAP net earnings as a percentage of net sales	4.9%	4.1%	4.5%	3.8%

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (CONTINUED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Adjusted Diluted Earnings Per Share:
GAAP diluted EPS	$2.57	$1.46	$3.53	$1.63
Amortization of intangible assets	0.70	0.58	1.38	1.11
Change in fair value of earnout liabilities	0.01	0.01	0.84	0.46
Net loss on revaluation of warrant settlement liabilities	—	—	—	0.75
Transformation costs	0.33	0.22	0.54	0.25
Impairment loss on a long lived real estate asset held for sale	0.02	0.39	0.07	0.38
Severance and restructuring expenses, net	0.19	0.11	0.40	0.31
Acquisition and integration related expenses	0.01	—	0.01	0.01
Stock-based compensation expense	0.37	0.28	0.63	0.54
Other*	0.02	0.02	0.04	0.02
Income taxes on non-GAAP adjustments	(0.36)	(0.39)	(0.71)	(0.63)
Impact of benefit from note hedge	—	—	—	0.12
Adjusted non-GAAP diluted EPS	$3.86	$2.68	$6.73	$4.95

Shares used in diluted EPS calculation	30,174	32,121	30,515	33,402
Impact of benefit from note hedge	—	—	—	(865)
Shares used in Adjusted non-GAAP diluted EPS calculation	30,174	32,121	30,515	32,537

Adjusted North America Earnings from Operations:
GAAP EFO from North America segment	$112,583	$68,722	$178,781	$119,512
Amortization of intangible assets	18,654	16,817	37,298	33,621
Gain on revaluation of earnout liabilities	(206)	(3,299)	21,080	11,901
Transformation costs	6,086	4,928	9,668	5,788
Impairment loss on a long lived real estate asset held for sale	664	12,588	2,033	12,588
Severance and restructuring expenses, net	2,048	2,554	6,689	5,665
Acquisition and integration related expenses	128	76	189	246
Stock-based compensation expense	8,432	7,046	14,492	13,941
Other*	665	525	1,223	555
Adjusted non-GAAP EFO from North America segment	$149,054	$109,957	$271,453	$203,817

GAAP EFO as a percentage of net sales	5.8%	4.1%	4.9%	3.5%
Adjusted non-GAAP EFO as a percentage of net sales	7.7%	6.5%	7.5%	6.0%

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (CONTINUED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Adjusted EMEA Earnings from Operations:
GAAP EFO from EMEA segment	$9,489	$11,156	$16,094	$16,167
Amortization of intangible assets	1,803	1,851	3,616	3,595
Gain on revaluation of earnout liabilities	—	3,463	—	3,463
Transformation costs	3,712	2,077	6,634	2,487
Severance and restructuring expenses, net	3,400	803	5,150	4,656
Acquisition and integration related expenses	—	—	(16)	—
Stock-based compensation expense	2,178	1,641	3,866	3,222
Adjusted non-GAAP EFO from EMEA segment	$20,582	$20,991	$35,344	$33,590

GAAP EFO as a percentage of net sales	2.5%	3.2%	2.2%	2.3%
Adjusted non-GAAP EFO as a percentage of net sales	5.5%	6.0%	4.7%	4.9%

Adjusted APAC Earnings from Operations:
GAAP EFO from APAC segment	$8,895	$6,654	$7,774	$10,956
Amortization of intangible assets	588	—	1,190	—
Gain on revaluation of earnout liabilities	492	—	4,499	—
Transformation costs	32	—	32	—
Severance and restructuring expenses, net	347	48	441	110
Acquisition and integration related expenses	137	—	93	5
Stock-based compensation expense	504	375	953	746
Adjusted non-GAAP EFO from APAC segment	$10,995	$7,077	$14,982	$11,817

GAAP EFO as a percentage of net sales	10.4%	11.4%	4.9%	9.2%
Adjusted non-GAAP EFO as a percentage of net sales	12.8%	12.1%	9.5%	10.0%

- MORE -
Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (CONTINUED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

Adjusted EBITDA:
GAAP consolidated net earnings	$77,569	$46,932	$107,578	$54,446
Interest expense	26,587	24,293	52,197	42,032
Income tax expense	28,741	17,235	48,233	28,730
Depreciation and amortization of property and equipment	7,810	7,264	15,229	14,495
Amortization of intangible assets	21,045	18,668	42,104	37,216
Gain on revaluation of earnout liabilities	286	164	25,579	15,364
Net loss on revaluation of warrant settlement liability	—	—	—	25,069
Transformation costs	9,830	7,005	16,334	8,275
Impairment loss on a long lived real estate asset held for sale	664	12,588	2,033	12,588
Severance and restructuring expenses, net	5,795	3,405	12,280	10,431
Acquisition and integration related expenses	265	76	266	251
Stock-based compensation expense	11,114	9,062	19,311	17,909
Other*	665	525	1,223	555
Adjusted non-GAAP EBITDA	$190,371	$147,217	$342,367	$267,361

GAAP consolidated net earnings as a percentage of net sales	3.2%	2.2%	2.4%	1.3%
Adjusted non-GAAP EBITDA as a percentage of net sales	7.9%	7.0%	7.6%	6.4%

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Adjusted Consolidated Selling and Administrative Expenses:
GAAP selling and administrative expenses	$384,575	$352,314	$768,558	$691,487
Less: Change in fair value of earnout liabilities	286	164	25,579	15,364
Amortization of intangible assets	21,045	18,668	42,104	37,216
Transformation costs	9,830	7,005	16,334	8,275
Impairment loss on a long lived real estate asset held for sale	664	12,588	2,033	12,588
Stock-based compensation expense	11,114	9,062	19,311	17,909
Other*	665	525	1,223	555
Adjusted non-GAAP selling and administrative expenses	$340,971	$304,302	$661,974	$599,580

GAAP selling and administrative expenses as a percentage of net sales	16.0%	16.8%	17.0%	16.5%
Adjusted non-GAAP selling and administrative expenses as a percentage of net sales	14.2%	14.5%	14.6%	14.3%

*
Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net. Certain executive recruitment and hiring related expenses were $0.7 million and $1.2 million for the three and six months ended June 30, 2026, respectively, compared to immaterial amounts for the three and six months ended June 30, 2025. Certain third-party data center service outage related expenses were $0.5 million for both the three and six months ended June 30, 2025 with no comparable activity for both the three and six months ended June 30, 2026.

- MORE -
Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (CONTINUED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Twelve Months Ended June 30,
	2026	2025
Adjusted return on invested capital:
GAAP consolidated EFO	$390,937	$304,160
Amortization of intangible assets	81,656	74,515
Change in fair value of earnout liabilities	35,518	31,722
Transformation costs	21,142	18,731
Impairment loss on a long lived real estate asset held for sale	2,033	12,588
Severance and restructuring expenses, net	38,980	34,940
Acquisition and integration related expenses	3,582	1,456
Stock-based compensation expense	35,140	34,980
Other[5]	1,293	2,733
Adjusted non-GAAP consolidated EFO	610,281	515,825
Income tax expense[1]	158,673	134,115
Adjusted non-GAAP consolidated EFO, net of tax	$451,608	$381,710
Average stockholders’ equity[2]	$1,608,542	$1,716,177
Average debt[2]	1,404,621	1,046,438
Average cash[2]	(403,656)	(292,795)
Invested Capital	$2,609,507	$2,469,820

Adjusted non-GAAP ROIC (from GAAP consolidated EFO)[3]	11.09%	9.11%
Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO)[4]	17.31%	15.45%
1 Assumed tax rate of 26.0%.
2 Average of previous five quarters.
3 Computed as GAAP consolidated EFO, net of tax of $101,644 and $79,082 for the twelve months ended June 30, 2026 and 2025, respectively, divided by invested capital.
4 Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital.
5 Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net, as applicable. Certain executive recruitment and hiring related expenses were $1.9 million and $0.9 million for the twelve months ended June 30, 2026 and 2025, respectively. Net recoveries related to third-party data center service outages were $0.2 million for the twelve months ended June 30, 2026, compared to $1.8 million of outage-related expenses for the twelve months ended June 30, 2025.

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958